Exhibit 99.1

Akero Therapeutics to be Acquired by Novo Nordisk for up to $5.2 Billion

Shareholders to Receive $54 Per Share in Cash and CVR of $6 Per Share

Advances Akero’s Mission of Bringing Novel Therapies to Patients with High Unmet Medical Needs

SOUTH SAN FRANCISCO, Calif., Oct. 09, 2025 – Akero Therapeutics, Inc. (“Akero”) (Nasdaq: AKRO), a clinical-stage company developing transformational treatments for patients with serious metabolic diseases marked by high unmet medical need, today announced that it has entered into a definitive agreement to be acquired by Novo Nordisk A/S (“Novo Nordisk”) for up to $5.2 billion in cash.

Under the terms of the agreement, Akero shareholders will receive $54.00 per share in cash at closing and a non-transferable Contingent Value Right (“CVR”). Each CVR will entitle its holder to receive a cash payment of $6.00 per share upon full U.S. regulatory approval of efruxifermin (“EFX”) for treatment of compensated cirrhosis due to MASH by June 30, 2031.

The upfront cash portion of the consideration represents an equity value of approximately $4.7 billion, a 19% premium to Akero’s 30-day Volume Weighted Average Price (VWAP), and a 42% premium to Akero’s closing price on May 19, 2025 prior to market speculation. Combined, the upfront and potential contingent value payment represent, if achieved, an equity value of approximately $5.2 billion, a 32% premium to Akero’s 30-day VWAP, and a 57% premium to Akero’s closing price on May 19, 2025 prior to market speculation.

Akero’s innovative EFX program – focused on developing a best-in-class treatment for metabolic dysfunction-associated steatohepatitis (“MASH”) – will complement Novo Nordisk’s leadership in GLP-1 based metabolic treatments. Novo Nordisk’s world leading capabilities in cardio-metabolic disease will enhance and accelerate evaluation of EFX in the Phase 3 SYNCHRONY program, preparation for a successful commercial launch, and delivery of EFX to patients in need around the globe.

“We are excited to enter into this transaction with Novo Nordisk, which follows a comprehensive review undertaken by our Board of Directors, delivers meaningful value to Akero shareholders, and positions us to expand treatment options for people around the globe through Novo Nordisk’s industry-leading development capabilities and commercial infrastructure,” said Andrew Cheng, M.D., Ph.D, President and CEO of Akero Therapeutics. “I want to thank Akero’s talented employees for their tireless commitment to advancing EFX and meeting a critical global unmet need. We look forward to joining the Novo Nordisk family and accelerating the momentum of EFX to deliver a transformational impact on patients’ lives.”

The transaction has been unanimously approved by Akero’s Board of Directors and is expected to close around year-end, subject to approval by Akero shareholders and upon satisfaction of customary closing conditions including approvals by regulatory authorities.

Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisors to Akero Therapeutics, and Kirkland & Ellis LLP as its legal advisor.

About Akero Therapeutics

Akero Therapeutics is a clinical-stage company developing transformational treatments for patients with serious metabolic diseases marked by high unmet medical need, including metabolic dysfunction-associated steatohepatitis (MASH). Akero’s lead product candidate, efruxifermin (EFX), is currently being evaluated in three ongoing Phase 3 clinical studies: SYNCHRONY Histology in patients with pre-cirrhotic (F2-F3 fibrosis) MASH, SYNCHRONY Outcomes in patients with compensated cirrhosis (F4) due to MASH, and SYNCHRONY Real-World in patients with MASH or MASLD (metabolic dysfunction-associated steatotic liver disease). The Phase 3 SYNCHRONY program builds on the results of two Phase 2b clinical trials, the HARMONY study in patients with pre-cirrhotic MASH and the SYMMETRY study in patients with compensated cirrhosis due to MASH. Akero is headquartered in South San Francisco. Visit us at Akerotx.com and follow us on LinkedIn and X for more information.

About Novo Nordisk

Novo Nordisk is a leading global healthcare company founded in 1923 and headquartered in Denmark. Our purpose is to drive change to defeat serious chronic diseases built upon our heritage in diabetes. We do so by pioneering scientific breakthroughs, expanding access to our medicines and working to prevent and ultimately cure disease. As of August 2025, Novo Nordisk employed about 78,400 people in 80 countries and markets its products in around 170 countries. Novo Nordisk’s B shares are listed on Nasdaq Copenhagen (NOVO-B). Its ADRs are listed on the New York Stock Exchange (NVO). For more information, visit novonordisk.com, Facebook, Instagram, X, LinkedIn and YouTube.

About EFX and the SYNCHRONY program

EFX, Akero’s lead product candidate, is currently being evaluated in three ongoing phase 3 trials. In multiple phase 2 trials, EFX has been observed to reverse fibrosis (including compensated cirrhosis), resolve MASH, reduce non-invasive markers of fibrosis and liver injury, and improve insulin sensitivity and lipoprotein profile. This holistic profile offers the potential to address the complex, multi-system disease state of all stages of MASH, including improvements in risk factors linked to cardiovascular disease – the leading cause of death among MASH patients. Engineered to mimic the biological activity profile of native FGF21, EFX is designed to offer once-weekly subcutaneous dosing and has been generally well-tolerated in clinical trials to date.

The ongoing global phase 3 SYNCHRONY program (total ~3,500 participants) is comprised of three, randomized, placebo-controlled trials evaluating the efficacy and safety of EFX in both compensated cirrhosis (F4) due to MASH and pre-cirrhotic (F2-F3) MASH.

•	SYNCHRONY Real-World, assessing the safety and tolerability of EFX (50 mg) in patients with noninvasively diagnosed MASH or metabolic dysfunction-associated steatotic liver disease (MASLD) (F1-F4).

•	SYNCHRONY Histology, evaluating the efficacy and safety of EFX (28 mg and 50 mg) in patients with biopsy-confirmed pre-cirrhotic (F2-F3) MASH.

•	SYNCHRONY Outcomes, evaluating the efficacy and safety of EFX (50 mg) for the treatment of compensated cirrhosis (F4) due to MASH.

Important Information and Where to Find It

In connection with the proposed transaction between Akero Therapeutics, Inc. (“Akero”) and Novo Nordisk A/S (“Parent”), Akero intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Akero stockholders. Akero may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Akero may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR

ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Akero through the website maintained by the SEC at www.sec.gov, Akero’s website at https://ir.akerotx.com/financial-information/sec-filings or by contacting the Akero investor relations department at the following:

Christina Tartaglia

(212) 362-1200

IR@akerotx.com

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Akero and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Akero’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December  31, 2024 of Akero, which was filed with the SEC on February 28, 2025 and (ii) the “Proposal 1 – Election of Class III Directors,” “Executive Compensation,” and “Principal Stockholders” sections of Akero’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, and will be contained in the proxy statement to be filed by Akero in connection with the proposed transaction. Any change of the holdings of Akero’s securities by its directors or executive officers from the amounts set forth in the proxy statement for its 2025 annual meeting of stockholders have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Jonathan Young, filed on October 3, 2025, September  12, 2025, September  4, 2025, August  13, 2025, July  2, 2025, June  20, 2025 and June  12, 2025; by Catriona Yale, dated September  12, 2025, July  18, 2025, July  2, 2025, June  20, 2025, June  20, 2025, June  12, 2025 and May  19, 2025; by Richard William White, dated September  12, 2025, July  2, 2025, June  20, 2025 and June  12, 2025; by Timothy Rolph, dated September  12, 2025, September  10, 2025, August  7, 2025, July  9, 2025, July  2, 2025, June  20, 2025, June  12, 2025, June  9, 2025, May  8, 2025 and April  28, 2025; by Andrew Cheng, dated September  12, 2025, August  13, 2025, July  11, 2025, July  2, 2025, June  20, 2025, June  12, 2025 and May  13, 2025; by Scott Gangloff, dated August  19, 2025, July  2, 2025 and June  20, 2025; by Jane Henderson, dated August  12, 2025 and June  5, 2025; by Patrick Lamy, dated July  3, 2025, July  2, 2025, June  20, 2025, June  20, 2025, June  12, 2025, June  4, 2025, May  23, 2025 and May  9, 2025; by Mark T. Iwicki, dated June  5, 2025; by Seth Loring Harrison, dated June  5, 2025; by Yuan Xu, dated June  5, 2025; by Tomas J. Heyman, dated June  5, 2025; by Judy Chou, dated June  5, 2025; and by Graham G. Walmsley, dated June 5, 2025. Akero stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Akero directors and executive officers in the transaction, which may be different than those of Akero stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Akero’s website at https://ir.akerotx.com/financial-information/sec-filings.

Forward-Looking Statements Disclaimer

This communication contains forward-looking statements related to Akero, Parent and the proposed acquisition of Akero by Parent (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Akero’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the transaction; Akero’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Akero, the U.S. Food and Drug Administration’s approval of Akero’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, Akero’s ability to commercialize current and future product candidates, and the anticipated timing of closing of the Transaction. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the ability to obtain shareholder approval; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in Akero’s periodic reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Akero and Parent, and Akero and Parent disclaim any obligation to update the information contained in this communication as new information becomes available.

Investor Contact:

Christina Tartaglia

Precision AQ

(212) 362-1200

IR@akerotx.com

Media Contact:

Jamie Moser / Andrew Siegel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449